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                                                                   EXHIBIT 10.3C

                                  ALTIRIS, INC.

                                 2002 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

                          GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the 2002 Stock Plan ("Plan") will have the same defined meanings in this Restricted Stock Purchase Agreement (the "Agreement").

     I. NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     NAME:
           ----------------------

     The undersigned Participant (as defined below) has been granted a right to purchase shares of Common Stock, subject to the terms and conditions of the Plan and this Agreement, as follows:

     Date of Grant
                                ---------------------------

     Release Base Date
                                ---------------------------

     Exercise Price Per Share
                                $--------------------------

     Total Number of Shares
                                ---------------------------

     Total Exercise Price
                                ---------------------------

     Expiration Date
                                ---------------------------

     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

Non-Transferability of Right to Acquire Common Stock.

     This Stock Purchase Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
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II. AGREEMENT

     1. Sale of Stock. The Company hereby agrees to sell to the individual named in the Notice of Grant of Stock Purchase right (the "Participant"), and the Participant hereby agrees to purchase the number of Shares set forth in the Notice of Grant of Stock Purchase Right, at the exercise price per share set forth in the Notice of Grant of Stock Purchase Right (the "Exercise Price"), and subject to the terms and conditions of the Plan, which are incorporated herein by reference.

     2. Payment of Purchase Price. Participant herewith delivers to the Company the aggregate Exercise Price for the Shares by cash or check, together with any and all withholding taxes due in connection with the purchase of the Shares.

     3. Repurchase Option.

          (a) In the event Participant ceases to be a Service Provider for any or no reason (including death or Disability), the Company will, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option for a period of one hundred and eighty (180) days from such date to reacquire up to that number of Shares which constitute the Unreleased Shares (as defined in Section 4) at the Exercise Price per share, if any (the "Repurchase Price") (the "Repurchase Option").

          (b) The Repurchase Option will be exercised by the Company by delivering written notice to the Participant or the Participant's executor (with a copy to the Escrow Holder (as defined in Section 6)) AND, at the Company's option, (i) by delivering to the Participant or the Participant's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Participant's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, if any, in the ways described above, the Company will become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company will have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

          (c) Whenever the Company will have the right to reacquire the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option to purchase all or a part of the Unreleased Shares. If the Fair Market Value of the Unreleased Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of the Unreleased Shares, then each such designee or assignee will pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of Unreleased Shares to be purchased.
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          (d) If the Company or its assignee does not elect to exercise the
Repurchase Option conferred above by giving the requisite notice within one hundred and eighty (180) days following Participant's termination as a Service Provider, the Repurchase Option will terminate.

     4. Release of Shares From Repurchase Option.

          (a) 1/3 of the total Shares will be released from the Company's Repurchase Option twelve (12) months following the Release Base Date (as set forth in the Notice of Grant of Stock Purchase Right) and 1/3 of the total Shares will be released each anniversary thereafter on the same day of the month as the Release Base Date, so as to become 100% vested (i.e., released from the Company's Repurchase Option) on the third anniversary of the Release Base Date, provided that the Purchaser continues to be a Service Provider through such vesting dates.

          (b) Any of the Shares which have not yet been released from the Company's Repurchase Option are referred to herein as "Unreleased Shares."

     5. Restriction on Transfer. Except for the escrow described in Section
6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein will be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the Participant's designated beneficiary, or if no beneficiary survives the Participant, to the administrator or executor of the Participant's estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     6. Escrow of Shares.

          (a) All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the "Escrow Holder"). The Shares of Restricted Stock and stock assignment attached hereto as Exhibit A-1 will be held by the Escrow Holder until such time as the Company's Repurchase Option expires or the date upon which the Participant's status as a Service Provider terminates. Participant agrees to sign the Assignment Separate From Certificate as a condition to receiving this grant.

          (b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) The Participant hereby appoints the Escrow Holder with full power of substitution, as the Participant's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Participant to take any action and execute all documents

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and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.

          (d) When a portion of the Shares has been released from the Repurchase Option, upon request, the Escrow Holder will take all steps necessary to accomplish the transfer of the Shares to the Participant.

          (e) Subject to the terms hereof, the Participant will have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

          (f) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change the Participant will in his capacity as owner of Unreleased Shares that have been awarded to him be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If the Participant receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by the Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

          (g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.

     7. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 6, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash (or by check), (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, or (c) selling a sufficient number of such Shares otherwise deliverable to

                                      -3-
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Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount required to be withheld.

     8. Tax Consequences. Participant has reviewed with Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant's own tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. Participant understands that Participant may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. However, if the Company exercises its Repurchase Option, no tax deduction or credit is allowed with respect to the repurchased shares.

     THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF. PARTICIPANT ALSO ACKNOWLEDGES THAT THE ABOVE SUMMARY IS NECESSARILY INCOMPLETE, AND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

     9. Conditions for Issuance of Certificates for Stock. The shares of stock deliverable to the Participant may be either previously authorized but unissued shares or issued shares that have been reacquired by the Company. The Company shall not be required to issue any certificate or certificates for shares of stock hereunder prior to fulfillment of all the following conditions: (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such shares under any State or Federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any State or Federal governmental agency, which the Company shall, in its absolute discretion, determine to be necessary or advisable; and
(d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Company may establish from time to time for reasons of administrative convenience.

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     10. General Provisions.

          (a) This Agreement will be governed by the internal substantive laws, but not the choice of law rules of Utah. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Participant. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail. Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement will be in writing and will be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder will be sent to the Company's address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (e) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) Participant acknowledges and agrees that the vesting of Shares of Restricted Stock pursuant to Section 4 hereof is earned only by continuing as a Service Provider at the will of the Company (and not through the act of being hired or purchasing Shares hereunder). Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Participant's right or the Company's right to terminate the Participant's relationship as a Service Provider at any time, with or without cause.

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     By Participant's signature below, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PARTICIPANT                               ALTIRIS, INC.

                                          By:
---------------------------------            ----------------------------------
Signature

                                          Title:
---------------------------------               -------------------------------
Print Name






























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                                   EXHIBIT A-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto Altiris, Inc. _____________ shares of the Common Stock of Altiris, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Altiris, Inc. and the undersigned dated ______________, ____ (the "Agreement").


     Dated: _______________, _____        Signature:___________________________






















INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to receive forfeited Shares as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

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